UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2012

COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04329	344297750
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 423-1321

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Acquisition Completed

On January 17, 2012, Cooper Tire & Rubber Company (the "Company") issued a press release announcing that it closed on the deal announced in early December 2011 to acquire the assets of a tire-making facility in Krusevac, Serbia.

A copy of the Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Tentative Agreement

On January 20, 2012, the Company issued a press release announcing that it has reached a tentative agreement with the United Steelworkers of America Local 752L representing workers at the Texarkana, Arkansas facility.

A copy of the Press Release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	News release dated January 17, 2012.

99.2	News release dated January 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ Jack Jay McCracken
Name: Jack Jay McCracken Title: Assistant Secretary

Date: January 20, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Cooper Tire & Rubber Company on January 17, 2012

99.2	Press Release issued by Cooper Tire & Rubber Company on January 20, 2012